SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [ ]

Filed by a Party other than the Registrant  [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement                [ ] Confidential, for Use of the
[X] Definitive Additional Materials               Commission Only (as permitted)
[ ] Soliciting Material Pursuant to               by Rule 14a-6(e)(2)
    Rule 14a-11(c) or Rule 14a-12


                               VENATOR GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)


                             GREENWAY PARTNERS, L.P.
                               GARY K. DUBERSTEIN
                                ANDREW P. HINES
                               ALFRED D. KINGSLEY
                                  HOWARD STEIN
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[x] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        Not applicable
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies: Not applicable.
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:  Not applicable.
        ------------------------------------------------------------------------
    (5) Total Fee Paid:  Not applicable.
        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:  Not applicable.
        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:  Not applicable.
        ------------------------------------------------------------------------
    (3) Filing Party:  Not applicable.
        ------------------------------------------------------------------------
    (4) Date Filed:  Not applicable.
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                                                              July 13, 1999

                                Greenway Partners

Welcome to www.greenway.com. Greenway Partners' website. Here you can find all the information you will need to follow our company. Currently we are in a proxy contest with Venator, formerly Woolworth Corporation.

Click on the links below to see what we have to say to you our fellow shareholders regarding our company.

When you are finished reading our proxy and supporting letters please take a few minutes to fill out our questionaire and fax it to us at (212)350-5253 or just e-mail us at webmaster@greenway.com, Thank you for your support.


Supporting Letters:                                    [GRAPHIC OMITTED]

June 22, 1999: Watchdogs
June 30, 1999: We Seek a Voice Not Control
June 30, 1999: Consider the Performance
Z Facts: The Record Speaks for Itself
July 12, 1999: Press Release and Cover Letter

                           Shareholder Questionnaire


Name(s)___________________________________ I/We hold shares:

[ ] In my/our own name
[ ] at Broker/Bank            Name of Broker/Bank __________________________

Number of shares held:   _______________________

Account #____________________


I/We hereby acknowledge receipt of the proxy statement.


---------------------------
Signature


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Signature


Name:    _______________________________________________
Address:    _____________________________________________
Email:    ________________________________________________
Tel #:    ________________________________________________
Fax #:    ________________________________________________

Please fax Questionnaire and Proxy to:

Greenway Partners, LP                  or:                Garland Associates
Fax: (212) 350-5253                                       Fax (212) 866-1599
                                                          Tel (212) 866-0095

P.O. Box 4292-Grand Central Station
New York, NY 10163-4292
Tel: (212) 350-5100
Email: Alking36@aol.com
Website: http://www.greenway.com